UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                  June 6, 2001


                        MICROCHIP TECHNOLOGY INCORPORATED
             (Exact name of Registrant as specified in its charter)


           Delaware                      0-21184                 86-062904
(State or other jurisdiction of   (Commission File No.)        (IRS Employer
        incorporation)                                    Identification Number)


           2355 West Chandler Boulevard, Chandler, Arizona 85224-6199
                    (Address of principal executive offices)


                                 (480) 792-7200
              (Registrant's telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On June 6, 2001, we engaged Ernst & Young LLP to serve as our independent auditors for the fiscal year ending March 31, 2002. The decision to engage Ernst & Young was recommended by our Audit Committee and approved by the Board of Directors. We did not seek the advice of Ernst & Young on specific audit issues relating to our consolidated financial statements prior to engagement of that firm.

     On May 21, 2001, we filed a Current Report on Form 8-K reporting that we did not renew the engagement of KPMG LLP as our independent auditors for the fiscal year ending March 31, 2002. KPMG LLP had served as our independent auditors for the fiscal years ended March 31, 1993 through and including March 31, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Microchip Technology Incorporated


Dated: June 6, 2001                 By: /s/ Gordon W. Parnell
                                        ----------------------------------------
                                    Gordon W. Parnell
                                    Vice President, Chief Financial Officer
                                    (Principal Accounting and Financial Officer)